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Exhibit 99.3

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS
PURSUAN TO 18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

August 9, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

The Quarterly Report of SL Green Realty Corp. (the "Company") on Form 10-Q for the period ending June 30, 2002 (the "Report") was filed with the Securities and Exchange Commission on July 31, 2002. Pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, the undersigned, Thomas E. Wirth, Chief Financial Officer of the Company, certifies that to his knowledge:

(3)
The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(4)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Thomas E. Wirth Thomas E. Wirth Chief Financial Officer

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  Exhibit 99.3